NATIONS FUND, INC.

                           NATIONS EQUITY INCOME FUND

                        Supplement dated January 19, 1999
                      to Prospectuses dated August 1, 1998

         The combined prospectuses for the Primary A, Primary B, Investor A and Investor B Shares of Nations Equity Income Fund are hereby supplemented by:

1. Deleting the first and second paragraphs under the heading "How Objectives Are Pursued--Nations Equity Income Fund" and inserting in their place the following:

                  The investment program of the Fund is based on several premises. First, that dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases and decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in investment return. Collectively, these traits may be combined in such a fashion as to produce a Fund with less volatility and which provides higher income than that of the stocks in the S&P 500 Composite Stock Price Index ("S&P 500 Index").1

                  Typically, the Fund will own equity securities of 100-150 large capitalization, high quality companies. The Adviser considers large capitalization companies to be those with a market capitalization of $5 billion or more. The Fund's portfolio will seek to provide a yield which exceeds that produced by the stocks in the S&P 500 Index. Stocks are selected from a broad universe of such companies. The stock selection process is quantitatively based, using fundamental measures of valuation and growth. The process takes into account value factors such as book value, earnings yield and cash flow, which measure a stock's intrinsic worth versus its market price, as well as momentum characteristics such as price momentum, earnings growth and earning acceleration, which measure a stock relative to others in the industry.

2. Striking the reference to Nations Equity Income Fund in the paragraph referencing the day-to-day management responsibilities of the Value Management Team of TradeStreet and including Nations Equity Income Fund in the paragraph referencing the funds managed by the Structured Products Management Team of TradeStreet under the heading "How The Funds Are Managed--Investment Adviser."

1 "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.